UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 7, 2007

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 1100
Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Amendments to Restricted Stock Award Agreements and Stock Option Award Agreements

On November 7, 2007, Toreador Resources Corporation (“Toreador”) authorized the amendment of all currently outstanding restricted stock award agreements and stock option agreement to provide for the immediate vesting of all restricted stock awards and all stock option awards upon the occurrence of a “Change in Control” as defined in the plan covering such restricted stock awards and stock option awards. Currently, Toreador’s executive officers have the following number of shares of restricted stock:

•	Nigel J. Lovett, President and Chief Executive Officer, 0 shares;
•	Michael J. FitzGerald, Executive Vice President – Exploration and Production, 53,877 shares;
•	Edward Ramirez, Vice President Finance & Accounting – Exploration and Production, 47,659 shares;
•	Charles J. Campise, Vice President Finance & Accounting and Chief Accounting Officer, 6,694 shares.

None of Toreador’s executive officers have any unvested stock options.

Approval of Amendment to Form of Restricted Stock Award Agreement

Also, on November 7, 2007, Toreador authorized an amendment to the current Form of Restricted Stock Award Agreement to include a provision providing for the immediate vesting of restricted stock awards upon the occurrence of a “Change in Control” as defined in the Toreador 2005 Long-Term Incentive Plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2007, Toreador amended and restated its Bylaws to provide for the issuance of uncertificated shares as well as certificated shares, which allows Toreador to be eligible to participate in the “Direct Registration System” for publicly traded securities as required by the Securities and Exchange Commission.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 8, 2007, Toreador amended its Code of Ethical Conduct and Business Practices to reflect the increased threshold under Item 404 of Regulation S-K which is now $120,000. Therefore, a “related party transaction is now defined to be a transaction that involves a director or executive officer, directly or indirectly, and Toreador that exceeds $120,000 in amount. Any such transactions are to be referred to the audit committee for approval.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Fourth Amended and Restated Bylaws, dated November 8, 2007.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date:	November 13, 2007
		By:	/s/ Nigel J. Lovett

Nigel J. Lovett

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws, dated November 8, 2007.